EXHIBIT 23.2




                         CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the use of and to the incorporation by reference of our report dated March 25, 1992 in this Registration Statement on Form S-3 on our audit of the financial statements of Reading & Bates Corporation and Subsidiaries as of December 31, 1991 and for the year then ended. We also consent to the reference to our firm under the caption "Experts".

                                          /s/Coopers & Lybrand L.L.P.
                                          COOPERS & LYBRAND L.L.P.


Houston, Texas
November 3, 1994